First BanCorp Investor Presentation November 2014 Exhibit 99.1

Disclaimer

This presentation may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: uncertainty about whether the Corporation and FirstBank will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of
New York (the “New York Fed”) and the consent order dated June 2, 2010 that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions
of the Commonwealth of Puerto Rico (the “FDIC Order”) that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent, and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the FDIC Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the
Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the New York Fed or the Board of Governors of the Federal Reserve System
(“Federal Reserve Board”) to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, which has contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs, and provisions and may subject the
Corporation to further risk from loan defaults and foreclosures; the ability of FirstBank to realize the benefit of the deferred tax asset; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources, and affect demand for all of the Corporation’s products and services and reduce the Corporation’s revenues, earnings, and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico, the current fiscal problems and budget deficit of the Puerto Rico government and recent credit downgrades of the Puerto Rico government; a credit default by the Puerto Rico government or any of its public corporations or other instrumentalities, and recent and/or future downgrades of the long-term debt ratings of the Puerto Rico government, which could adversely affect economic conditions in Puerto Rico; the risk that any portion of the unrealized losses in the Corporation’s investment portfolio is determined to be other-than-temporary, including unrealized losses on Puerto Rico government obligations; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the
Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve Board, the New York Fed, the FDIC, government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the impact on the Corporation’s results of operations and financial condition of acquisitions and dispositions; a need to recognize additional impairments on financial instruments, goodwill, or other intangible assets relating to acquisitions; the risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the
Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices, and cost of operations; the risk of losses in the value of investments in unconsolidated entities that the Corporation does not control; and general competitive factors and industry consolidation.  The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

A turn-around story underscored by steady improvement and organic market share gains in the core franchise operating within a challenging macro environment.
Strong, tenured leadership team with a commitment to increasing shareholder value, while fulfilling our vision to be the most highly regarded financial institution in the markets we serve.
Improving operating results, together with ongoing efforts to improve efficiencies and further build-out our core franchise, are our priorities.
Improving our risk profile and maintaining a strong capital position remain central to our operating philosophy.
Opportunities for additional branch consolidation and market share expansion.
Outlook enhanced by the increasing interest of foreign investment in Puerto Rico and potential benefits for the underlying economy.
Share price continues to trail capital formation and profitability as TBV ended 3Q14 at
$5.81/share.  Our DTA valuation allowance is $505 million, or $2.37/share assuming 100%
recapture.

The Value of First BanCorp

Eastern
Caribbean:
7% of Assets
Franchise Overview
Founded in 1948
Headquartered in San Juan, Puerto
Rico with operations in PR, Eastern
Caribbean (Virgin Islands) and Florida
–
~2,500 FTE employees
(1)
2nd largest financial holding company
in Puerto Rico with attractive business
mix and substantial loan market share
Florida presence with focus on
serving south Florida region
The largest depository institution in
the US Virgin Islands with
approximately 40% market share
164 ATM machines and largest ATM
network  in the Eastern Caribbean
Region (2)
A well diversified operation with over
650,000 retail & commercial
customers
Well diversified with significant competitive strengths
As of  September 30, 2014.
1) FTE = Full Time Equivalent.
2) Eastern Caribbean Region or ECR includes United States and British Virgin Islands.
3) Data as of September 30, 2014. Core deposits excludes brokered CDs.
3
Total Assets - $12.6B
Total Loans - $9.4B
Total Deposits - $9.7B
12 bank branches
1 Loan Production Office
SE Florida:
10% of Assets
30% of core
deposits
(3)
15% of core
deposits
(3)
12 bank branches
2 First Express branches

Franchise Overview
($ in millions)
Well positioned Puerto Rico institution in a consolidating market
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of  6/30/14.
1) Puerto Rico only.
2) Calculated as institution bank branches within a mile of an FBP branch as a percentage of total institution branches.
3) Alphabetical order.
4
Puerto Rico Total Assets (1) Puerto Rico Total Loans (1) Puerto Rico Deposits, Net of Brokered (1)
Strong and uniquely positioned franchise in
densely populated regions of core operating
footprint
Strong market share in loan portfolios
facilitates customer relationship expansion and
cross-sell to increase deposit share
Long-term opportunity for additional
consolidation
Branch overlap of greater than 40% with six
Puerto Rico institutions
(2)
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
1 Banco Popular $25,967 41.1% 1 Banco Popular $18,869 40.1% 1 Banco Popular $18,177 45.5%
2 FirstBank 9,600 15.2% 2 FirstBank 7,869 16.7% 2 Banco Santander 4,954 12.4%
3 Oriental Bank 7,225 11.4% 3 Oriental Bank 5,033 10.7% 3 Oriental Bank 4,430 11.1%
4 Scotiabank 6,126 9.7% 4 Banco Santander 4,735 10.1% 4 FirstBank 3,986 10.0%
5 Banco Santander 6,029 9.5% 5 Scotiabank 4,414 9.4% 5 Scotiabank 3,630 9.1%
6 Doral Bank 4,870 7.7% 6 Other 2,781 5.9% 6 Citibank 2,883 7.2%
7 Citibank 2,825 4.5% 7 Doral Bank 2,588 5.5% 7 Doral Bank 1,430 3.6%
8 Banco Cooperativo 558 0.9% 8 Citibank 591 1.3% 8 Banco Cooperativo 470 1.2%
9 BBU 56 0.1% 9
Banco Cooperativo
175 0.4% 9 BBU 33 0.1%
Total $63,255 100% Total $47,054 100% Total $39,991 100%
Institutions Institutions Institutions
58
44
100%
40
49
43
1-mile branch overlap
(3)

Diversified business model across all regions
Franchise Overview
1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.
• Attractive branch network across
densely populated regions in
Puerto Rico, south Florida and the
V.I.
Consumer Banking
Mortgage Banking
• Average origination
(1)
volume
over past 4 quarters of $269
million.
• Earnings growth focused on
ongoing market share gains and
product penetration via cross-
selling activities —notably tied
to mortgage, credit cards,
personal loans and auto finance.
• Well-diversified, high-yielding
consumer portfolio: auto
finance - #1 market share
among banks; personal loans;
and credit card portfolio.
• Originate, sale & servicing model.
• Production channels centered on
expanding branch network vs.
correspondents/brokers.
• Target majority conforming
originations .
• Fannie, Freddie and FHA Servicer.
• Recently purchased prime
residential mortgage portfolio of
$192 million  from in-market
competitor.
• Average origination
(1)
volume
over the past 4 quarters of $161
million.
•
Focus on small to middle
market commercial and
corporate borrowers across
FBP’s footprint. Complimented
by full suite of deposit and
business products.
•
Balanced risk/return profile to
manage concentration
risk/earnings.
•
Growth opportunities centered
in south Florida region and
expanding lending teams.
•
Building stronger transaction
banking services to target
market share opportunities.
•
Emphasis on cross-sell and core
deposit gathering with recent
launch of new products and
services.
•
Average origination
(1)
volume
over past 4 quarters of $469
million.
Commercial Lending
Strong Governance, Risk Management and Compliance Culture
• Full suite of leading edge deposit
products. Increased emphasis on
transaction processing.

Executing for Earnings Growth
Targeted strategies for growth

(1)
Solidify leadership position by further increasing customer
share of wallet
Lending  teams generating growth in loan portfolio
Continue focus in core deposit growth, commercial
and transaction banking and conforming residential
mortgages
Expansion prospects in Florida given long-term
demographic trends
FirstBank-branded credit card portfolio continues to
broaden and deepen relationships, while diversifying
revenue stream
Growth in selected loan products for balanced
risk/return to manage risk concentration and diversify
income sources
Largest opportunity on deposit products, electronic
banking & transaction services
Opportunities for ongoing market share gains
Total Loans
Total Assets
Branches
Deposits, net of brokered
Small Loans
Commercial Loans
Auto Loans & Leasing
Credit Cards
Personal Loans
POS Terminals
ATM Terminals
Debit Cards
ACH Transactions
16.7%
15.2%
12.0%
10.0%
21.7%
20.1%
19.2%
17.1%
16.3%
7.6%
18.1%
11.2%
7.0%
3.9%
2Q 2014
2
4
2
2
2
2
4
2
2
4
2
3
3
6
Puerto Rico
SE Florida
Virgin Islands
Puerto Rico Market Share
Residential Mortgage
1)
Residential Mortgage – based on net volume origination as of 9/30/2014.

Improved Profitability; Focus Remains on Credit
Third Quarter 2014
Profitability
•
Net income of $23.2 million, or $0.11 per diluted share, up 9% compared to $21.2 million in 2Q 2014.
•
Year-over-year 3Q net income increased $7.2 million compared to 3Q 2013 net income of $15.9 million.
•
Net interest margin decreased by 7 basis points to 4.14%.
•
Pre-tax, pre-provision income of $50.8 million up from $48.6 million in 2Q 2014.
Asset  Quality
•
Total NPAs decreased by $12.9 million compared to 2Q 2014. No large nonperforming loan sales were completed during the quarter.
•
OREO inventory balance declined $9.0 million due to sales of $12.2 million completed in 3Q 2014.
•
Inflows to nonperforming loans decreased by $59.1 million or 42% compared to 2Q 2014.
•
Provision for loan and lease losses of $27.0 million compared to $26.7 million in 2Q 2014 a $0.3 million increase.
•
Net charge-offs of $42.7 million, including $16.0 million charge-off related to two collateral dependent commercial and industrial relationships in Puerto Rico.
Core Deposits
•
Deposits, net of government and brokered, increased by $76.6 million in 3Q 2014.
•
Government deposits increased $28.9 million in 3Q 2014.
•
Brokered certificates of deposit (CDs) decreased by $33.1 million in 3Q 2014.
Capital
•
3Q 2014 Capital position was further strengthened:
•
Book value per common share of  $6.05 compared to $5.97 in 2Q 2014 and $5.59 in 3Q 2013.
•
Tangible book value per common share of $5.81 compared to $5.72 in 2Q 2014 and $5.32 in 3Q 2013.
•
Deferred Tax Asset valuation allowance of $505 million.
7
Risk Based Capital Ratio 18.6% compared to 18.1% in 2Q 2014;
Tier 1 Ratio 17.3%  compared to 16.8% in 2Q 2014; and
Leverage Ratio 12.3% compared to 12.0% in 2Q 2014.

Ongoing Improvement in Risk Profile

Net Charge-offs (NCO) Non-performing Assets (NPA)
NPAs are down over $1 billion, or 56%, since the peak in 1Q 2010.
Commercial NPLs are being carried at 57.9% of unpaid principal balance, net of specific reserves.  Commercial REOs are carried at approximately
42% of UPB.
Focus remains on organic reductions of nonperforming assets including the disposition of $185 million of HFS and OREO.
We continue to move many complex credit cases to a position in which the asset can be marketed and sold.
(1)
($ in millions)
(2)
Commercial NPLs (Includes HFS)
(3)
2010 2011 2012 2013 2014
1,639
1,551
1,506
1,239  1,233
1,208
1,184
1,138
1,119
1,066
1,008
976
683
506
498  496
522
565
560
150
150
163
163  172
176
188
194
213
242
251
260
256
151
147
175
154
138
130
159
148
95
80
55
55
55
55
1,790
1,701
1,669
1,562
1,410
1,390
1,377
1,337
1,332
1,308
1,259
1,238
1,087
752
726 725 731
757
744
9.5%
10.0%
9.3%
10.2% 10.2%
9.6%
8.4%
5.7%
5.7%
5.7%
6.1%
5.9%
$0
$400
$800
$1,200
$1,600
$2,000
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
NPLs Held for Sale
Repossessed Assets & Other
Loans Held for Investment
NPAs / Assets
63
39
37
29
17
54
38
35 56
52
142
118
67
68
71
186
101
41
7
6
$445
$295
$180
$161
$146
$0
$100
$200
$300
$400
$500
2010 2011 2012 2013 2014 YTD
Construction
Commercial
Consumer
Residential
Product
Book
Value
Accum.
Charge-offs
Reserves
Net Carrying
Amount
(4)
C&I $130.9 $64.3 $17.7 58.0%
CRE 77.9           99.5              3.2               42.1%
Const. 176.8         62.7              10.3             69.5%
Total $385.6 $226.5 $31.2 57.9%
Proactively managing asset quality
Excludes $165 million of net charge-offs associated with the bulk sale to CPG in 2010.
Excludes $232 million of net-charge offs associated with the bulk asset sales and transfer of loans in 2013.
1)
2)
3)
4)
September 30, 2014.
Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs.

Despite softening in our market, we continue
selectively pursuing high quality loans:
Slight increase in residential mortgages.
Reduction in the commercial book includes a
reduction in outstanding loans to government
entities and a C&I loan paid in full in Puerto Rico.
Reduction in consumer portfolio reflects a softening
of demand in 2014.
YTD Origination and renewal activity at healthy levels
$2.65 billion compared to the same period 2013 of
$2.74 billion:
Softening in consumer demand reflected in
origination volumes.  Consumer originations of $792
million YTD 2014 compared to  $877 million same
period 2013.  Reduction in auto sales is reflected in
loan originations.
The FL market continues to produce good levels of
commercial originations. The FL market increased
from 10% to 13% of total commercial loans from 3Q
13 to 3Q 14.
Executing within a more challenging market
environment in Puerto Rico during 2014 and continue
building on Florida growth opportunities.
9
Loan Portfolio
1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.
Business Model Driven by Strong Origination Capabilities
Loan Originations
(1)
($ in millions)
Rebuilding and replacing to achieve higher quality portfolio
Loans Held for Sale Commercial
Construction Consumer & Finance Leases
Residential Mortgage

Well Balanced Loan Portfolio Mix

Diversified sources of revenue
Our well-diversified business model within
commercial, consumer and residential across
three unique regions allows us to be agile when
responding to growth opportunities.
Commercial represents 48%, residential
represents 30% and consumer represents 22%
of the total loan portfolio.
24% of Residential portfolio is located outside of
Puerto Rico
40%
3%
54%
3%
Commercial Mortgage Construction
Commercial & Industrial Floor Plans
76%
12%
12%
Puerto Rico South Florida Virgin Islands
54%
12%
15%
10%
5%
2% 2%
Auto
Lease Finance
Credit Card
Personal Loans
Small Loans
Boat
Other
3Q 14 Residential Loan by Geography 3Q 14 Commercial Loan Composition
3Q 14 Consumer Loan Composition
1) Loan portfolio mix percentages exclude $80 million loans held for sale.

Core deposit growth strategy continues producing positive
results; $1.5 billion since 2009.
Florida continues to be a strong funding source.
Focus remains on cross-selling opportunities.
2014 core deposits declined due to an anticipated
reduction in government deposits.
Cost of deposits, net of brokered CDs, decreased to 0.72%.
Continue to improve by reducing reliance on brokered CDs:
$3.1 billion (31% of deposits) today vs. $7.6 billion
(60%) in 2009.
11
Core Deposits
(1)
Total Deposit Composition
Cost of Deposits
(1)
Brokered CDs
32%
Non-interest
bearing
9%
Interest bearing
59%
3Q 2014
1) Total Deposits excluding Brokered CDs.
Favorable Funding Mix Shift
Successful deposit growth over recent years
Brokered CDs
60%
Non-interest
bearing
6%
Interest bearing
34%
4Q 2009
($ in millions)
$-
$1,500
$3,000
$4,500
$6,000
$7,500
2009 2010 2011 2012 2013 3Q 2014
2,381
2,477
2,654
2,776
2,842
2,814
774
763
915
1,108
1,136
1,246
1,505
2,090
2,126
2,077
2,054
2,111
448
470
481
529
706
469
$5,108
$5,800
$6,176
$6,490
$6,738
$6,640
Retail Commercial CDs & IRAs Public Funds
1.88%
1.56%
1.34%
0.97%
0.81%
0.72%
0.50%
1.00%
1.50%
2.00%
2009 2010 2011 2012 2013 3Q 2014
Total Deposits, Net of Brokered

Income Statement 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
GAAP Net Interest Income 130.9 $              132.7 $              131.3 $              129.9 $              127.7 $
Provision for loan and lease losses 22.2                     23.0                     31.9                     26.7                     27.0
Non-interest income 16.0                     18.4                     18.0                     16.6                     16.2
Equity in (losses) gains of unconsolidated entities (5.9)                      (5.9)                      (6.6)                      (0.7)                      -
Non-interest expense 99.2                     106.5                   92.8                     98.1                     93.6
Pre-tax net income 19.6                     15.6                     18.0                     21.0                     23.3
Income tax (expense) benefit (3.7)                      (0.8)                      (0.9)                      0.3                       0.1
Net income 15.9 $                  14.8 $                  17.1 $                  21.2 $                  23.2 $
Adjusted Pre-tax pre-provision earnings 50.9 $                  47.6 $                  56.9 $                  48.6 $                  50.8 $
Net Interest Margin, (GAAP) (%)
4.20% 4.25% 4.27% 4.21% 4.14%
Net income per common share-basic
0.08 $                  0.07 $                  0.08 $                  0.11 $                  0.11 $
Tangible book value per common share 5.32 $                  5.30 $                  5.48 $                  5.72 $                  5.81 $
Improving Core Performance
Opportunities for earnings growth
($ in millions, except per share results)
1) See reconciliation on page 20.
(1)
12
Opportunity for revenue expansion and earnings growth
Potential for NIM expansion as low interest rate environment effects both liquidity reinvestment and floating rate loan yields.
Additional income opportunities through replacement of NPLs with performing loans and reduced provisioning needs.
Future earnings potential with a reduction in high costs associated with managing NPLs and OREO.
Potential for additional loan growth opportunities as macro environment in Puerto Rico improves.
Long-term potential for value creation from consolidation in Puerto Rico.
Net income of $23.2 million in 3Q 2014; highest net income since return to profitability.
Pre-tax pre-provision income of $50.8 million (1)  average 5 quarters of $51 million.

Earnings Continue to Drive Capital Growth

Healthy capital levels
1) See reconciliation to total equity on page 21.
2)
Tier 1 Common of $1.3 billion or 14.4% and Tier 1 capital of 17.3%.
Book value per common share of $6.05 compared to $5.59 in 3Q 2013.
Tangible book value per common share of $5.81 (1) compared to $5.32 in 3Q 2013.
Deferred Tax Asset Valuation Allowance of $505m; Adjusted Tangible Book Value (2) of $8.18 / share.
Assuming 100% reversal of Deferred Tax Asset Valuation Allowance of $505m; shares outstanding of 213m. See reconciliation to adjusted tangible book value on page 21.
16.9%
Total Risk Based Capital
18.1%
18.6%
12.6%
Tier 1 Common
13.9%
14.4%
8.7%
Tangible Common
9.8%
9.8%
6.5%
9.0%
11.5%
14.0%
16.5%
19.0%
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014

A turn-around story underscored by steady improvement and organic market share gains in the core franchise operating within a challenging macro environment.
Strong, tenured leadership team with a commitment to increasing shareholder value, while fulfilling our vision to be the most highly regarded financial institution in the markets we serve.
Improving operating results, together with ongoing efforts to improve efficiencies and further build-out our core franchise, are our priorities.
Improving our risk profile and maintaining a strong capital position remain central to our operating philosophy.
Opportunities for additional branch consolidation and market share expansion.
Outlook enhanced by the increasing interest of foreign investment in Puerto Rico and potential benefits for the underlying economy.
Share price continues to trail capital formation and profitability as TBV ended 3Q14 at
$5.81/share.  Our DTA valuation allowance is $505 million, or $2.37/share assuming 100%
recapture
(1)
.

The Value of First BanCorp
1) See reconciliation on page 21

Appendix

2009 3Q 2014 Change ('09-'14) % improvement
NPAs $1,711 $744 $966 56%
NPAs/assets 8.7% 5.9% 282 bps
Tier 1 Common 4.1% 14.4% 1029 bps 120%
TCE / TA 3.2% 9.8% 662 bps 98%
Core deposits $5,108 $6,640 $1,532 30%
NIM 2.69% 4.14% 145 bps
Our Turnaround Story
($ in millions)
De-Risking of Balance Sheet
Capital
Enhanced Franchise Value
16
June 2010:
Written
Agreement
with the FED
and Consent
Order with
FDIC
July 2010:
The U.S. Treasury
exchanged TARP
for convertible
preferred
August 2010:
Exchange of
89% Perpetual
Preferred Stock
for Common
February 2011:
Sale of non-
performing
loans with a book
value of $269
million
Feb-April 2011:
Sale of $330
million of MBS
and  $518
million of
performing
residential
mortgages
March 2013:
Sale of non-performing
loans with a book value
of $217.7 million and
entered two separate
agreements for sale of
NPLs with a book value
of $99 million
2010 2011
2014
October 2011:
Conversion of
the shares held
by the U.S.
Treasury into
32.9 million
shares of
common stock
May 2012:
Acquisition of a
$406 million
portfolio of
FirstBank-
branded credit
cards from FIA
June 2013:
Write-off of $66.6
million collateral
pledged to
Lehman, sale of
NPLs with book
value of $203.8
million and $19.2
million of OREO
October 2011:
Private placement
of $525 million in
common stock.
Lead investors
included Thomas H.
Lee & Oaktree
2012
1) Represents change in dollar amount.
(1)
(1)
(1)
(1)
August 2013:
Completed
secondary
offering reducing
ownership
interest of U S
Treasury and PE
Investors
2013
September 2014:
Achieved five
consecutive
quarters of
profitability.
Average PPPT
income over
five quarters
$51 million
September 2014:
UST announced on
September 9 its
first predefined
written trading
plan, in which it
will be selling it’s
position in FBP.
th

Non-performing Assets
1) Collateral pledged with Lehman Brothers Special Financing, Inc.

($ in thousands)
2009 2010 2011 2012 2013 1Q 2014 2Q 2014 3Q 2014
Non-performing loans held for investment:
  Residential mortgage
441,642 $    392,134 $    338,208 $    313,626 $    161,441 $    172,796 $    175,404 $    185,025 $
  Commercial mortgage
196,535       217,165       240,414       214,780       120,107       145,535       166,218       169,967
  Commercial & industrial
241,316       317,243       270,171       230,090       114,833       113,996       143,669       130,917
  Construction
634,329       263,056       250,022       178,190       58,866          50,387          38,830          30,111
  Consumer & finance leases
50,041          49,391          39,547          38,875          40,302          39,061          40,510          43,496
   Total non-performing loans held for investment
1,563,863    1,238,989    1,138,362    975,561       495,549       521,775       564,631       559,516
OREO
69,304          84,897          114,292       185,764       160,193       138,622       121,842       112,803
Other repossessed property
12,898          14,023          15,392          10,107          14,865          15,587          16,114          17,467
Other assets
(1)
64,543          64,543          64,543          64,543          -                -                -                -
  Total non-performing assets, excluding loans held for sale
1,710,608    1,402,452    1,332,589    1,235,975    670,607       675,984       702,587       689,786
Non-performing loans held for sale
-                159,321       4,764            2,243            54,801          54,755          54,755          54,641
  Total non-performing assets
1,710,608 $ 1,561,773 $ 1,337,353 $ 1,238,218 $ 725,408 $    730,739 $    757,342 $    744,427 $

Quarterly Migration Trends
($ in thousands)

Residential
Mortgage
Commercial
Mortgage
Commercial &
Industrial Construction Consumer Total
Beginning balance 175,404 $           166,218 $           143,669 $           38,830 $             40,510 $             564,631 $
    Plus:
         Additions to non-performing 35,645                 11,985                 13,967                 122                       19,392                 81,111
    Less:
        Non-performing loans transferred to OREO (2,216)                   (1,058)                   (2,124)                   (749)                      (103)                      (6,250)
        Non-performing loans charged-off (4,445)                   (2,292)                   (17,570)               (7,689)                   (13,773)               (45,769)
        Loans returned to accrual status / collections (19,363)               (4,886)                   (7,025)                   (403)                      (2,530)                   (34,207)
Ending balance 185,025 $           169,967 $           130,917 $           30,111 $             43,496 $             559,516 $
Residential
Mortgage
Commercial
Mortgage
Commercial &
Industrial Construction Consumer Total
Beginning balance 172,796 $           145,535 $           113,996 $           50,387 $             39,061 $             521,775 $
    Plus:
         Additions to non-performing 29,981                 36,039                 54,557                 1,791                    17,891                 140,259
    Less:
        Non-performing loans transferred to OREO (1,083)                   (575)                      (2,041)                   (45)                        -                        (3,744)
        Non-performing loans charged-off (3,965)                   (13,422)               (12,449)               (2,509)                   (11,231)               (43,576)
        Loans returned to accrual status / collections (22,325)               (1,359)                   (10,394)               (10,794)               (5,211)                   (50,083)
Ending balance 175,404 $           166,218 $           143,669 $           38,830 $             40,510 $             564,631 $
September 30, 2014
June 30, 2014

Puerto Rico Government Exposure

As of September 30, 2014
($ in millions)
Total asset exposure to the Puerto Rico
Government as of September 30, 2014 was
$377 million a $91.4 million decrease from
4Q 2013.
In addition, there is $200 million of indirect
exposure to the Tourism Development
Fund supporting hotel projects.
Total Government Deposits as of
September 30, 2014 were $251 million.
Time deposits declined $238 million
compared to 4Q 2013.
Transaction accounts decreased $57.4 million
compared to 4Q 2013.
Government Unit
Time
Deposits
Transaction
Accounts Total
Federal Funds - $               8.9 $             8.9 $
Municipalities 20.6              117.2           137.7
Public Agencies 2.2                100.6           102.8
Public Corporations -                    1.3                1.3
  Total Deposits 22.7 $          228.1 $        250.8 $
Total
Government Unit Outstanding
Investment Portfolio 61.1 $
Central Government:
Commonwealth Appropriations 17.0
Federal Funds 7.7
  Total Central Government (3 Loans) 24.8
Public Corporations:
Operating Revenues 86.1
Rental Income 4.0
  Total Public Corporations (3 Loans) 90.1
Municipalities (9 Loans)
Property Tax Revenues
201.4
Total Direct Government Exposure 377.4 $
Source of Repayment

(1) Offering of common stock by certain of the Corporation's existing stockholders.
(2)  Represents the impact of the national gross receipts tax corresponding to the first quarter of 2013, recorded during the second quarter after enactment of Act No. 40.
(3) Represents the impact of the national gross receipt tax related to the trade or business outside of Puerto Rico that was reversed in the fourth quarter after enactment of Act No. 117.
Adjusted Pre-tax, Pre-provision Income Reconciliation
20
($ in thousands)
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
Income (loss) before income taxes 19,616 $         15,634 $         17,970 $         20,949 $         23,264 $
Add: Provision for loan and lease losses 22,195            22,969            31,915            26,744            26,999
Add: Net loss on investments and impairments -                    -                    -                    (291)                245
Less: Unrealized gain (loss) on derivatives instruments and
liabilities measured at fair value
(232)                (355)                (313)                (262)                (418)
Add: Acquisition of mortgage loans from Doral related expenses -                    -                    -                    576                   659
Add: Secondary offering costs (1) 1,669              -                    -                    -                    -
Add: Credit card processing platform conversion costs 1,715              -                    -                    -                    -
Add: National gross receipt tax (2) -                    -                    -                    -                    -
Less: National gross receipt tax - outside Puerto Rico (3) -                    (473)                -                    -                    -
Add: Branch consolidations and other restructuring
expenses/valuation adjustments
-                    1,421              718                   236                   -
Add: Write-off collateral pledged to Lehman and related expenses -                    2,500              -                    -                    -
Add: Equity in losses (earnings) of unconsolidated entities 5,908              5,893              6,610              670                   -
Adjusted pre-tax, pre-provision income 50,871 $         47,589 $         56,900 $         48,622 $         50,750 $
Quarter Ended

3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
Tangible equity:
Total equity - GAAP 1,221 $              1,216 $              1,256 $              1,306 $              1,324 $
Preferred equity (63)                       (63)                       (57)                       (36)                       (36)
Goodwill (28)                       (28)                       (28)                       (28)                       (28)
Purchased credit card relationship (21)                       (20)                       (19)                       (18)                       (17)
Core deposit intangible (8)                         (7)                         (7)                         (6)                         (6)
Tangible common equity 1,101 $              1,098 $              1,145 $              1,218 $              1,237 $
Common shares outstanding 207                      207                      209                      213                      213
Tangible book value per common share 5.32 $                  5.30 $                  5.48 $                  5.72 $                  5.81 $
Deferred tax valuation allowance 520 $                   523 $                   519 $                   511 $                   505 $
Deferred tax valuation allowance per share 2.51                     2.53                     2.48                     2.40                     2.37
Adjusted tangible book value per share 7.83 $                  7.83 $                  7.97 $                  8.12 $                  8.18 $
Tangible Book Value Per Share Reconciliation
21
($ in millions, except for per share data)
1) Assuming 100% recapture of valuation allowance.
(1)

Stock Profile

Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(10/31/14):
• $5.21
Shares Outstanding
(as of September 30, 2014):
• 212,977,588
Market Capitalization
(10/31/14):
• $1.1 billion
1 Yr. Average Daily
Volume:
• 807,290
Price
(10/31/14)
to Tangible
Book
(9/30/14):
• 0.90x
Price
(10/31/14)
to Adjusted
Tangible Book
(1)
(9/30/14):
• 0.64x
5% of more Beneficial Ownership
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
41,851,067 19.7%
Entities managed by Oaktree Capital
Management, L.P.
41,851,066 19.7
United States Department of the
Treasury
(2)
20,966,340 9.8
1) Assuming 100% reversal of Deferred Tax Valuation Allowance of $505m; shares outstanding of 213m.
2) Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of Common Stock in the Corporation’s $525m private placement of Common Stock completed in October 2011. The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.